SUPPLEMENT DATED JUNE 27, 2008
TO THE AUL AMERICAN UNIT TRUST

PROSPECTUS DATED MAY 2, 2008

1.)     Page 6 of the Prospectus is revised to add the following fund to the table.

Investment Account and Corresponding Fund Portfolio	Class Designation If Any (1)	Fund	Investment Adviser
Oakmark Equity & Income	No Load	Oakmark Equity & Income	Harris Associates, Inc.

2.)     Page 78 of the Prospectus is revised to add the following language:

Oakmark Equity & Income

Oakmark Fund seeks long-term capital appreciation. Oakmark Fund invests primarily in common stocks of U.S. companies.

This supplement should be retained with the Prospectus for future reference.